                                  EXHIBIT 99.8

[LOGO] POPULAR                 PRELIMINARY SAMPLE                         [LOGO]
       ABS, INC.(SM)           POPULAR ABS 2005-5                         FBR(R)


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                                 GROUP II; INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Current Principal Balance ($)   Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
 50,000.01 - 100,000.00            36      3,142,955.87        2.09       6.919        358       83.10       637
100,000.01 - 150,000.00            90     11,469,394.65        7.61       7.007        359       83.32       650
150,000.01 - 200,000.00           154     26,883,927.39       17.85       6.786        358       83.54       646
200,000.01 - 250,000.00            99     22,166,785.90       14.71       6.748        358       83.25       654
250,000.01 - 300,000.00            83     22,717,159.22       15.08       6.746        358       84.36       648
300,000.01 - 350,000.00            63     20,518,629.81       13.62       6.631        358       82.61       649
350,000.01 - 400,000.00            43     16,149,598.27       10.72       6.943        358       86.02       656
400,000.01 - 450,000.00            20      8,580,489.33        5.70       6.908        358       82.43       660
450,000.01 - 500,000.00            19      9,065,919.06        6.02       6.764        358       81.97       661
500,000.01 - 550,000.00             9      4,722,747.29        3.13       6.649        358       84.58       671
550,000.01 - 600,000.00             4      2,248,000.01        1.49       7.029        359       80.00       716
600,000.01 - 650,000.00             1        624,750.00        0.41       5.750        359       85.00       638
650,000.01 - 700,000.00             1        686,900.00        0.46       5.650        358       89.21       678
700,000.01 - 750,000.00             1        750,000.00        0.50       6.400        357       78.95       625
900,000.01 - 950,000.00             1        920,000.00        0.61       7.250        359       80.00       730
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Min: $59,999.99
Max: $920,000.00
Average: $241,421.89
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Current Gross Rate              Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
4.500 - 4.999                       1        221,999.99        0.15       4.990        358       80.00       678
5.000 - 5.499                      12      3,591,471.20        2.38       5.340        359       79.31       720
5.500 - 5.999                      64     17,044,284.95       11.31       5.852        359       83.68       666
6.000 - 6.499                     127     29,829,309.55       19.80       6.293        358       81.67       649
6.500 - 6.999                     196     48,113,411.50       31.94       6.740        358       84.36       651
7.000 - 7.499                     122     27,300,483.66       18.12       7.267        359       82.81       657
7.500 - 7.999                      86     20,314,465.95       13.48       7.721        359       85.02       642
8.000 - 8.499                      13      3,628,407.00        2.41       8.167        358       86.65       625
8.500 - 8.999                       2        380,173.00        0.25       8.632        357      100.00       669
9.000 - 9.499                       1        223,250.00        0.15       9.350        359       95.00       620
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Min: 4.990
Max: 9.350
Weighted Average: 6.786
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                  Page 1 of 7

POPULAR ABS 2005-5                                 GROUP II; INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
FICO                            Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
550 - 574                          18      5,316,001.02        3.53       7.195        358       80.42       565
575 - 599                          54     10,824,954.37        7.19       6.926        358       81.07       591
600 - 624                          97     20,151,057.21       13.38       6.930        358       82.88       614
625 - 649                         160     41,082,115.28       27.27       6.787        358       84.02       637
650 - 674                         145     34,574,361.05       22.95       6.786        358       83.99       660
675 - 699                          72     16,971,692.96       11.27       6.641        358       85.59       687
700 - 724                          37      9,242,387.76        6.14       6.604        358       81.89       710
725 - 749                          17      4,520,041.30        3.00       6.608        359       84.90       735
750 - 774                          18      5,580,045.85        3.70       6.655        359       84.10       759
775 - 799                           6      2,384,600.00        1.58       6.376        359       80.69       785
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Min: 551
Max: 793
NZ Weighted Average: 653
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Original LTV                    Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
 0.00 - 49.99                       1        170,000.00        0.11       7.450        359       27.64       669
50.00 - 54.99                       1        350,000.00        0.23       5.740        358       53.85       713
55.00 - 59.99                       4        781,171.78        0.52       6.529        358       57.95       598
60.00 - 64.99                       4        626,000.00        0.42       5.853        358       63.47       666
65.00 - 69.99                       6      1,367,200.03        0.91       6.282        359       68.07       687
70.00 - 74.99                      14      3,724,197.52        2.47       6.965        359       71.95       667
75.00 - 79.99                      27      8,265,771.64        5.49       6.583        358       77.97       640
80.00 - 80.00                     353     81,419,166.55       54.05       6.786        358       80.00       654
80.01 - 84.99                      18      4,853,939.49        3.22       6.237        359       83.56       642
85.00 - 89.99                      46     12,450,715.44        8.26       6.593        359       86.53       636
90.00 - 94.99                      65     18,141,808.60       12.04       6.984        358       90.49       649
95.00 - 99.99                      15      3,493,892.85        2.32       7.442        359       95.36       657
100.00>=                           70     15,003,392.90        9.96       6.913        358      100.00       673
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Min: 27.64
Max: 100.00
Weighted Average: 83.54
%>80: 35.81
%>90: 14.05
%>95: 10.25
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
Original Term                    # of         Principal        Curr       Gross  Remaining     Average   Average
(months)                        Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
360                               624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Min: 360
Max: 360
Weighted Average: 360
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                  Page 2 of 7

POPULAR ABS 2005-5                                 GROUP II; INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Stated Remaining Term (months)  Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
301 - 360                         624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Min: 353
Max: 360
Weighted Average: 358
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
FRM                              # of         Principal        Curr       Gross  Remaining     Average   Average
ARM                             Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
ARM                               624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Product                         Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO                487    114,643,460.19       76.10       6.877        358       83.54       650
ARM 3/27 - 60mo IO                102     25,941,717.45       17.22       6.625        358       84.00       658
ARM 5/25 - 60mo IO                 35     10,062,079.16        6.68       6.159        359       82.36       681
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
Prepayment Penalty Original      # of         Principal        Curr       Gross  Remaining     Average   Average
Term (months)                   Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
0                                  82     19,420,114.17       12.89       6.903        358       83.81       653
12                                 60     18,399,329.31       12.21       7.124        359       84.15       655
24                                354     79,807,246.36       52.98       6.781        358       83.37       650
36                                 94     23,683,343.20       15.72       6.682        358       83.63       654
60                                 34      9,337,223.76        6.20       6.179        359       83.03       670
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Loans with Penalty: 87.11
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Lien                            Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
First Lien                        624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                  Page 3 of 7

POPULAR ABS 2005-5                                 GROUP II; INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Documentation Type              Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Full Doc                          392     90,118,077.26       59.82       6.553        358       84.80       649
SI                                221     56,945,248.29       37.80       7.130        358       81.50       661
Alt Doc                            11      3,583,931.25        2.38       7.169        358       84.48       633
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Loan Purpose                    Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Cashout Refinance                 339     86,010,538.17       57.09       6.779        358       84.14       647
Purchase                          261     59,974,325.61       39.81       6.840        358       82.41       661
Rate/Term Refinance                24      4,662,393.02        3.09       6.226        359       87.14       672
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Property Type                   Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Single Family Detached            557    133,625,346.48       88.70       6.771        358       83.75       654
Condominium                        47     10,661,159.72        7.08       6.854        358       81.27       656
Duplex                             17      5,218,739.34        3.46       6.977        359       81.11       635
Townhouse                           2        592,800.01        0.39       6.922        359       91.68       659
Triplex                             1        549,211.25        0.36       7.250        358       92.17       643
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Occupancy Type                  Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Owner-Occupied                    613    147,596,756.80       97.98       6.779        358       83.61       652
Non-Owner Occupied                 11      3,050,500.00        2.02       7.108        359       80.08       686
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                  Page 4 of 7

POPULAR ABS 2005-5                                 GROUP II; INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                  Weighted    Average
                                          Current       Pct by     Average     Stated   Weighted Weighted
                      # of              Principal         Curr       Gross  Remaining    Average  Average
State                Loans                Balance Prin Balance      Coupon       Term   Orig LTV     FICO
---------------------------------------------------------------------------------------------------------
California             109          35,500,437.94        23.57       6.878        358      81.13      650
Florida                 64          14,957,502.33         9.93       6.867        359      81.18      659
Maryland                47          13,246,840.46         8.79       6.652        358      85.34      664
Michigan                64           9,994,674.12         6.63       6.815        358      85.12      643
Arizona                 50           9,947,242.06         6.60       6.929        359      84.38      660
Nevada                  32           9,010,155.66         5.98       6.660        358      85.66      654
Virginia                29           7,786,759.00         5.17       6.630        359      84.79      649
New York                21           7,468,807.72         4.96       6.787        358      83.58      627
Illinois                24           7,193,061.31         4.77       7.194        359      83.82      677
Colorado                26           4,894,321.68         3.25       6.661        359      84.09      674
Ohio                    22           3,684,895.78         2.45       6.571        358      89.15      673
North Carolina          18           3,066,623.69         2.04       6.585        359      85.02      645
New Jersey               8           2,778,345.96         1.84       6.438        359      83.41      651
Georgia                 12           2,416,461.24         1.60       6.357        358      87.85      654
Washington              12           2,314,406.97         1.54       6.753        358      81.58      649
Massachusetts            6           1,595,200.01         1.06       6.598        359      80.00      647
Missouri                 9           1,543,325.35         1.02       6.937        359      89.82      638
Rhode Island             5           1,455,739.80         0.97       6.340        359      84.12      637
Kansas                   8           1,342,107.96         0.89       6.983        358      90.92      650
Indiana                 11           1,295,463.01         0.86       6.489        358      81.95      633
Pennsylvania             6           1,259,944.01         0.84       6.548        358      88.42      661
Minnesota                6           1,169,006.99         0.78       6.239        358      79.99      624
Kentucky                 4             913,200.00         0.61       6.077        359      81.97      650
Connecticut              4             776,000.00         0.52       7.039        359      80.00      614
Tennessee                6             775,734.02         0.51       6.357        358      80.00      629
Texas                    2             564,000.00         0.37       8.019        357      90.01      680
Oregon                   3             504,600.00         0.33       6.953        359      80.00      649
Delaware                 2             473,999.99         0.31       6.346        359      85.32      653
Utah                     3             465,600.00         0.31       7.103        360      80.00      654
Alabama                  2             423,299.99         0.28       6.182        358      83.54      620
South Carolina           1             368,100.00         0.24       8.000        353      90.00      638
Wisconsin                2             264,800.00         0.18       7.456        360      80.00      664
Iowa                     1             256,000.00         0.17       6.540        359      80.00      648
Oklahoma                 1             244,000.00         0.16       7.600        357      80.00      654
Maine                    1             216,999.75         0.14       7.630        358      89.67      646
Vermont                  1             185,100.00         0.12       7.490        358      74.04      618
New Mexico               1             173,700.00         0.12       7.150        360      90.00      673
Nebraska                 1             120,800.00         0.08       7.290        360      80.00      685
---------------------------------------------------------------------------------------------------------
Total:                 624         150,647,256.80       100.00       6.786        358      83.54      653
---------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 92563(0.88128%),89052(0.81707%),60614(0.75939%)
Number of States: 38
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                  Page 5 of 7

POPULAR ABS 2005-5                                 GROUP II; INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                            # of              Principal        Curr       Gross  Remaining     Average   Average
Gross Margin               Loans                Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
1.500 - 1.999                  1             278,400.01        0.18       5.750        359       80.00       691
2.000 - 2.499                  2             539,200.00        0.36       6.125        358       80.00       672
2.500 - 2.999                  1             451,875.00        0.30       6.100        356       84.80       597
3.500 - 3.999                  4           1,322,500.02        0.88       7.170        359       74.63       708
4.000 - 4.499                  2             242,900.00        0.16       6.524        358       88.99       643
4.500 - 4.999                 12           2,629,145.80        1.75       5.754        358       78.59       674
5.000 - 5.499                 59          15,722,508.67       10.44       5.895        358       83.85       673
5.500 - 5.999                152          38,354,469.78       25.46       6.509        358       82.79       653
6.000 - 6.499                146          34,242,058.35       22.73       6.652        358       83.99       652
6.500 - 6.999                158          37,922,199.51       25.17       7.238        359       83.83       650
7.000 - 7.499                 54          11,895,557.97        7.90       7.555        359       84.10       648
7.500 - 7.999                 21           4,163,102.70        2.76       7.573        358       84.41       616
8.000 - 8.499                  8           2,009,796.99        1.33       7.666        358       89.75       655
8.500 - 8.999                  4             873,542.00        0.58       8.086        359       84.31       632
----------------------------------------------------------------------------------------------------------------
Total:                       624         150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Min (>0): 1.700
Max: 8.990
Weighted Average (>0):6.239
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                            # of              Principal        Curr       Gross  Remaining     Average   Average
Minimum Interest rate      Loans                Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
4.500 - 4.999                  5           1,058,245.78        0.70       5.331        358       79.41       721
5.000 - 5.499                 48          12,145,511.66        8.06       5.875        358       83.62       677
5.500 - 5.999                116          27,541,997.05       18.28       6.309        358       83.66       653
6.000 - 6.499                130          32,204,351.68       21.38       6.524        358       83.71       650
6.500 - 6.999                146          35,480,471.43       23.55       6.866        358       83.81       650
7.000 - 7.499                 96          22,518,335.98       14.95       7.289        359       81.42       659
7.500 - 7.999                 69          16,036,190.22       10.64       7.717        359       84.47       642
8.000 - 8.499                 12           3,035,780.00        2.02       8.101        358       87.47       624
8.500 - 8.999                  2             626,373.00        0.42       8.520        359       93.99       642
----------------------------------------------------------------------------------------------------------------
Total:                       624         150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Min (>0): 4.690
Max: 8.700
Weighted Average (>0)6.562
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                  Page 6 of 7

POPULAR ABS 2005-5                                 GROUP II; INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Maximum Interest Rate           Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
10.500 - 10.999                     1        221,999.99        0.15       4.990        358       80.00       678
11.000 - 11.499                     9      2,865,625.41        1.90       5.330        359       79.35       714
11.500 - 11.999                    33      9,580,270.12        6.36       5.809        359       83.53       665
12.000 - 12.499                    37     11,387,053.89        7.56       6.246        358       80.72       653
12.500 - 12.999                   113     30,118,799.54       19.99       6.534        358       83.51       650
13.000 - 13.499                   139     32,081,770.69       21.30       6.677        358       82.57       655
13.500 - 13.999                   152     35,670,337.19       23.68       7.068        358       85.29       651
14.000 - 14.499                    88     18,223,834.42       12.10       7.408        359       83.71       646
14.500 - 14.999                    42      8,695,408.53        5.77       7.708        359       84.43       646
15.000 - 15.499                     6        751,607.01        0.50       8.265        359       85.31       642
15.500 - 15.999                     1        130,000.00        0.09       8.500        358      100.00       620
16.000 - 16.499                     1        223,250.00        0.15       9.350        359       95.00       620
16.500 - 16.999                     2        697,300.01        0.46       6.552        359       81.11       676
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Min (>0): 10.990
Max: 16.640
Weighted Average (>0)13.311
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Initial Periodic Rate Cap       Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
1.500                              13      2,597,896.66        1.72       7.035        358       80.26       631
2.000                               3        883,050.00        0.59       7.322        359       86.64       710
3.000                             607    146,894,310.30       97.51       6.778        358       83.57       653
3.250                               1        271,999.84        0.18       6.750        356       89.18       689
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Min (>0):1.500
Max: 3.250
Weighted Average (>0):2.969
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Subsequent Periodic Rate Cap    Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
1.000                             577    137,233,160.91       91.10       6.796        358       83.55       652
1.500                              44     12,364,495.89        8.21       6.701        359       83.72       663
2.000                               3      1,049,600.00        0.70       6.500        356       80.00       644
----------------------------------------------------------------------------------------------------------------
Total:                            624    150,647,256.80      100.00       6.786        358       83.54       653
----------------------------------------------------------------------------------------------------------------
Min (>0):1.000
Max: 2.000
Weighted Average (>0):1.048
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                  Page 7 of 7